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                                                                   EXHIBIT 10.9


                                PROMISSORY NOTE

US$ 137,319.09                 San Diego, California               July 30, 1999

FOR VALUE RECEIVED, on October 28, 1999, the undersigned, THE LONDON RADIOSURGICAL CENTRE, LTD. (the Maker), a company organized under the laws of the United Kingdom of Great Britain and Ireland, whose address is 154 Harley Street, London WIN 1HH, England, hereby promises to pay to the order of MOBILE PET SYSTEMS, INC. (the Payee), a corporation organized under the laws of the State of Delaware, United States of America, at the Payee's principal office located at 2240 Shelter Island Drive, Suite 205, San Diego, California 92106, the principal sum of ONE HUNDRED THIRTY SEVEN THOUSAND
THREE HUNDRED NINETEEN DOLLARS AND NINE CENTS (US$ 137,319.09), in lawful money of the United States of America and in immediately available funds, together with interest on the unpaid principal of this Note from the date hereof until paid at the rate of EIGHT PERCENT (8%) per year until paid.

If the Maker shall default in prompt and full payment of the principal or interest on this Note when due, then the Maker promises to pay the payee or other holder of this Note all cost of collection, including reasonable attorney fees.

The Maker hereby irrevocably consents to the exclusive jurisdiction and venue of the United States District Court for the Southern District of California to hear and decide any action to enforce or construe this Note. If for any reason that court does not have or will not accept or retain jurisdiction, then the Maker hereby irrevocably consents to the exclusive jurisdiction and venue of the Superior Court of California for the County of San Diego to hear and decide any action to enforce or construe this Note. This Note shall be construed and enforced in accordance with the substantive laws of the State of California, without reference to its laws relating to conflicts of law.

Executed on September 1, 1999, at San Diego, California, effective as of July 30, 1999.

                                         THE LONDON RADIOSURGICAL CENTRE, LTD.


                                         By:  /s/ Paul Crowe
                                            -----------------------------------
                                              Paul J. Crowe
                                              Chairman and Director